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                                                                   EXHIBIT 10.21

                   COMMON STOCK REGISTRATION RIGHTS AGREEMENT


       Common Stock Registration Rights Agreement (the "Agreement"), dated as of October 26, 1999, by and among Anker Coal Group, Inc., a Delaware corporation (the "Company); and the Purchaser or Purchasers and Exchanging Noteholders (collectively, the "Purchasers") named in the Exchange and Purchase Agreement (the "Purchase Agreement") dated as of October 26, 1999 among the Company, the Guarantors named therein and the Purchasers listed in Schedule I. This Agreement is being entered into pursuant to the Purchase Agreement. Pursuant to the Purchase Agreement, the Purchasers received Warrants issued in accordance with a Warrant Agreement dated as of October 26, 1999 between the Company and The Bank of New York, as warrant agent (the "Warrant Agreement") to purchase an aggregate of 3,047 shares of the Company's Common Stock.

       In consideration of the following premises and conditions, the parties hereby agree as follows:

       1. DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

       The term "Common Stock" shall mean the Common Stock, par value $.01 per share of the Company.

       The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

       The term "Existing Stockholders" means the stockholders of the Company as of September 30, 1999 that are parties to or entitled to the benefits of the Registration Rights Agreement dated August 12, 1996 among the Company and the Existing Stockholders or their predecessors in interest.

       The term "Existing Stockholder Registrable Securities" means the shares of Common Stock held by the Existing Stockholders.

       The term "Holders" shall mean each Purchaser or other person or entity which acquires Common Stock upon exercise of Warrants or to whom Common Stock is otherwise hereafter transferred by any Purchaser other than any transfer in violation of the Investor Agreement (the "Investor Agreement") entered into among the parties hereto on or about the date hereof (such transferees hereinafter "Permitted Transferees"), and any combination of them, and the term "Holder" shall mean any such person.



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       The term "person" shall mean an individual, partnership, corporation, limited liability company, trust, unincorporated organization or government or political department or agency thereof or other entity.

       The term "Registrable Securities" shall mean shares of Common Stock issuable upon exercise of Warrants outstanding as of the date hereof or acquired by any of the Holders pursuant to the Purchase Agreement or otherwise acquired by a Holder after the date hereof (but excluding the Warrants and any other warrants or securities convertible into Common Stock). As to any Registrable Securities, such securities shall cease to be Registrable Securities when (i) such securities shall have been registered under the Securities Act, the registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of pursuant to such effective registration statement, (ii) such securities shall have been distributed pursuant to Rule 144, or any successor provision then in force, under the Securities Act, (iii) such securities shall have been otherwise transferred, new certificates or other evidences of ownership for them not bearing a legend restricting further transfer and not subject to any stop transfer order or other restrictions on transfer shall have been delivered by the Company and subsequent disposition of such securities shall not require registration or qualification of such securities under the Securities Act or any state securities laws then in force or (iv) such securities shall cease to be Outstanding.

       The term "Registration Expenses" shall mean all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation, all SEC and stock exchange or National Association of Securities Dealers, Inc. registration and filing fees and expenses, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses, internal expenses (including without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which such securities are listed, fees and disbursements of counsel for the Company and all independent certified public accountants (including the expenses of any annual audit or "cold comfort" letters required by or incident to such performance and compliance) , the fees and disbursements of underwriters customarily paid by issuers or sellers of securities, the reasonable fees of one counsel retained in connection with each such registration by the Holders of a majority of the Registrable Securities being registered in an amount for each such registration of up to a maximum of $25,000, the reasonable fees of counsel retained by a Holder of Registrable Securities representing at least 25% of the then Outstanding Registrable Securities being registered not voting in favor of the retention of the counsel referred to in the preceding clause up to a maximum amount of $10,000 per such Holder and only to the extent that such fees relate to the performance of legal services required by the Company or an underwriter to be performed by counsel to such Holder, the reasonable fees and expenses of any special experts retained by the Company in connection with such registration and fees and expenses of other persons retained by the Company (but not including (i) any underwriting discounts or commissions attributable to the sale of Registrable


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Securities by the Holders of such Registrable Securities and (ii) any transfer taxes payable by the Holders of Registrable Securities in connection with the sale of Registrable Securities).

       The term "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

       The term "SEC" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

       2.     REGISTRATION ON REQUEST.

       (a) Request for Registration. At any time after the earlier of the occurrence of an initial public offering by the Company or October 30, 2002, upon the written request of any Holder or Holders holding at least 25% of the Registrable Securities (the "Requesting Holder" or the "Requesting Holders") requesting that the Company effect the registration under the Securities Act of all or part of such Holder's or Holders' Registrable Securities and specifying the intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all other Holders of Registrable Securities, and thereupon will, as expeditiously as possible, use its best efforts to effect the registration under the Securities Act of:

              (i) the Registrable Securities which the Company has been so requested to register by the Requesting Holder(s); and

              (ii) all other Registrable Securities which the Company has been requested to register by any other Holder thereof by written request given to the Company within 20 days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities)

all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered; provided, that the Company shall only be obligated to register such Registrable Securities pursuant to a request by the Holders on an aggregate of two registration statements, and provided further that (A) the Company shall not be obligated to file a registration statement relating to a registration request under this Section 2 at any time prior to the earlier of (i) October 30, 2002 and (ii) the completion of an initial public offering by the Company of Common Stock, (B) the Company shall not be obligated to file a registration statement relating to a registration request under this Section 2 (other than on Form S-3 or any similar short-form registration statement) within a period of six months after the effective date of any other registration statement of the Company which was not effected on Form S-3 (or any similar short-form registration statement) and (C) if the Requesting Holder(s) shall have requested the Company to effect a registration under this Section 2 and prior to the effective date of the registration statement relating to such registration such Holders shall have revoked such request pursuant to the last sentence of this Section 2 (a), then the Company shall not be obligated to file a registration statement relating to a registration request under this Section 2 within a period of six



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months after the date of receipt by the Company of the registration request that was subsequently revoked; provided, however, that a request which is revoked pursuant to the last sentence of this Section 2(a) shall not be considered a request for these purposes. Promptly after the expiration of the 20-day period referred to in subsection (ii) above, the Company will notify all the Holders to be included in the registration of the other Holders and the number of shares of Registrable Securities requested to be included therein. All of the Requesting Holders acting jointly may, at any time prior to the effective date of the registration statement relating to such registration, revoke such request by providing a written notice to the Company revoking such request.

       The Company shall have the right to select the investment banker (or investment bankers) that shall manage the offering (collectively, the "managing underwriter"), provided, that such managing underwriter must be reasonably satisfactory to the Requesting Holder(s).

       (b) Registration Statement Form. If a registration requested pursuant to this Section 2 which is proposed by the Company to be effected by the filing of a registration statement on Form S-3 (or any successor or similar short-form registration statement) shall be in connection with any underwritten public offering and if the managing underwriter shall advise the Company in writing that, in its opinion, the use of another form of registration statement is of material importance to the success of such proposed offering, then such registration shall be effected on such other form.

       (c) Expenses. The Company will pay the Registration Expenses in connection with a registration requested pursuant to this Section 2, whether or not such registration becomes effective under the Securities Act.

       (d) Effective Registration Statement. A registration requested pursuant to this Section 2 will not be deemed to have been effected unless the registration statement relating thereto has become effective under the Securities Act and all or any portion of the Registrable Securities initially requesting such registration have actually been sold thereunder; provided, however, that if, after such registration statement has become effective, registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, such registration will be deemed not to have been effected.

       (e) Pro Rata Participation in Requested Registration. If a requested registration pursuant to this Section 2 involves an underwritten offering and the managing underwriter shall advise the Company in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which would have an adverse effect on such offering, including the price at which such shares or securities can be sold, the Company will include in such registration (i) first, all Registrable Securities requested to be included in such registration by the Requesting Holders pursuant to this Section 2 (provided that if the number of such Registrable Securities exceeds the number which the Company has been advised can be sold in such offering, without having the adverse effect referred to above, the number of such Registrable Securities included in such registration shall be allocated pro rata among the Requesting Holders on the basis of the relative number of shares of Registrable Securities each such Holder has



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requested to be included in such registration) , and (ii) second, to the extent that the Registrable Securities requested to be included in such registration pursuant to this Section 2 are less than the number of securities which the Company has been advised can be sold in such offering, without having the adverse effect referred to above, the securities proposed to be sold by other Holders, allocated pro rata among such other Holders on the basis of the number of shares of Registrable Securities each such Holder has requested to be included in such registration. If at least fifty percent of the Registrable Securities requested to be registered pursuant to Section 2(a) by the Requesting Holders are not included in such registration, the registration request of such Requesting Holders shall not be counted toward the limit on registration requests set forth in Section 2(a).

       3.     INCIDENTAL REGISTRATION.

       (a) Right to Include Registrable Securities. If the Company at any time proposes to register any of its securities under the Securities Act (other than a registration on Form S-4 or S-8 or any successor or similar forms and other than pursuant to a registration under Section 2 hereof) , whether or not for sale for its own account, it will each such time give prompt written notice to all Holders of Registrable Securities of its intention to do so and of such Holders' rights under this Section 3. Upon the written request of any such Holder made within 20 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method of disposition thereof) , the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders thereof, to the extent requisite to permit the disposition (in accordance with such intended methods thereof) of the Registrable Securities so to be registered; provided, that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each Holder that made a request as hereinabove provided and thereupon the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration, and (ii) if such registration involves an underwritten offering, all Holders of Registrable Securities requesting to be included in the Company's registration must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company. If a registration requested pursuant to this Section 3(a) involves an underwritten public offering, any Holder of Registrable Securities requesting to be included in such registration may elect, in writing prior to the effectiveness of the registration statement filed in connection with such registration, not to register such securities in connection with such registration. No registration effected under this Section 3 shall relieve the Company of its obligations to effect registration upon request under Section 2. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 3.

       (b) Priority in Incidental Registrations. If a registration pursuant to this Section 3 involves an underwritten offering and the managing underwriter advises the Company in writing



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that, in its opinion, the number of securities which the Company, the Holders and any other persons intend to include in such registration exceeds the number which would have an adverse effect on such offering, including the price at which such securities can be sold, the Company will include in such registration
(i) first, all the securities the Company proposes to sell for its own account, and (ii) second, the number of Registrable Securities requested to be included in such registration by the Holders and the number of Existing Stockholder Registrable Securities requested to be included in such registration by the Existing Stockholders, which number, in the opinion of such underwriters, can be sold without having the adverse effect referred to above, such amount to be allocated pro rata among all such requesting Holders and requesting Existing Stockholders on the basis of the relative number of shares of Registrable Securities and other securities each Holder and the number of shares of Existing Stockholder Registrable Securities each Existing Stockholder has requested to be included in such registration, and (iii) third, the number of shares requested to be included in such registration by persons other than Holders and Existing Stockholders, which number, in the opinion of such underwriters, can be sold without having the adverse effect referred to above, such amount to be allocated pro rata among all such requesting other persons on the basis of the relative number of shares each such other person has requested to be included in such registration.

       4.     HOLDBACK AGREEMENTS.

       If any registration shall be in connection with an underwritten public offering, each Holder of Registrable Securities agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144 or Rule 144A under the securities Act, of any Registrable Securities, and to use such Holder's best efforts not to effect any such public sale or distribution of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security, of the Company (in each case, other than as part of such underwritten public offering) within 7 days before or 90 days after the effective date of such registration, and the Company hereby also so agrees and agrees to cause other holders of any equity security, or of any security convertible into or exchangeable or exercisable for any equity security, of the Company purchased from the Company (at any time other than in a public offering) to so agree.

       5.     REGISTRATION PROCEDURES.

       If and whenever the Company is required to use its best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company will, as expeditiously as possible:

       (a) prepare and file with the SEC within 90 days, and use its best efforts to prepare and so file within 45 days, after receipt of a request for registration with respect to such Registrable Securities, a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate, subject to 2(b) hereof, as the case may be, and which form shall be available for the sale of the registrable Securities in accordance with the intended methods of distribution thereof, and use its best efforts to cause such registration statement to become effective; provided that before filing with the SEC a



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registration statement or prospectus or any amendments or supplements thereto, the Company will (i) furnish to one counsel selected by the Holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel, and the Company will give reasonable consideration to any comments of such counsel, and (ii) notify each Holder of Registrable Securities covered by such registration statement of any stop order issued or threatened by the SEC and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

       (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 120 days or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold (but not before the expiration of the 90-day period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

       (c) furnish to each Holder of such Registrable Securities covered by such registration statement such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) , in conformity with the requirements of the Securities Act and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder;

       (d) use its best efforts to register or qualify such Registrable securities under such other securities or blue sky laws of such jurisdictions within the United States as any Holder of Registrable Securities covered by such registration statement reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder; provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

       (e) use its best efforts to cause the Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holder or Holders thereof to consummate the disposition of such Registrable Securities;

       (f) immediately notify each Holder of such Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated



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therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and will promptly prepare and furnish to such Holder a reasonable number of copies of such supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

       (g) use its best efforts to cause all such Registrable Securities to be listed on a national securities exchange and on each securities exchange on which similar securities issued by the Company are then listed, if the applicable listing requirements are satisfied, and to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement no later than the effective date of such registration statement;

       (h) enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions as the Holders of a majority of the registrable Securities being sold or the underwriters retained by such Holders, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including customary indemnification;

       (i) make available for inspection by any Holder of Registrable securities covered by such registration statement, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such Holder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement;

       (j) use its best efforts to obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the Holders of a majority of the Registrable Securities being sold reasonably request;

       (k) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of at least twelve months, beginning with the first month after the effective date of the registration statement (as the term "effective date,, is defined in Rule 158 (c) under the Securities Act), which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and

       (l) obtain for delivery to the underwriter an opinion or opinions from counsel for the Company in customary form and in form and scope reasonably satisfactory to such underwriter and its counsel.



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       The Company may require each Holder of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing.

       Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in
Section 5(f) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 5(f) hereof, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in Section 5(b) hereof shall be extended by the greater of (i) three months or (ii) the number of days during the period from and including the date of the giving of such notice pursuant to
Section 5 (f) hereof to and including the date when each Holder of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by section 5 (f) hereof.

       If a registration pursuant to Section 2 involves an underwritten offering, the Company agrees, if so required by the managing underwriter, not to effect any public sale or distribution of any of its securities (other than pursuant to Form S-4 or S-8) during a period commencing seven calendar days before and ending 90 calendar days after the effective date of such registration, except for such underwritten offering.

       6.     INDEMNIFICATION.

       (a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act pursuant to Section 2 or 3 hereof, the Company will, and it hereby does, indemnify and hold harmless, to the full extent permitted by law, each of the Holders of any Registrable Securities covered by such registration statement, its directors and officers, employees, agents, general partners, limited partners, managers and managing directors thereof), each other person who participates as an underwriter in the offering or sale of such securities and each other person, if any, who controls such Holder or any such underwriter within the meaning of the Securities Act, against any and all losses, claims, damages or liabilities, joint or several, and expenses (including any amounts paid in any settlement effected with the Company's consent) to which such Holder, any such director, officer, employee, agent, general, limited partner, manager or managing director or any such underwriter or controlling person may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) or expenses arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus, or any amendment or supplement



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thereto, including all documents incorporated therein by reference or (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such Holder and each such director, officer, employee, agent, general partner, limited partner, manager, managing director or underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending such loss, claim, liability, action or proceedings commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any alleged untrue statement or omission; provided, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expenses arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Holder or underwriter specifically stating that it is for use in the preparation thereof; and provided, further, that the Company will not be liable to any person who participates as an underwriter in the offering or sale of Registrable Securities or any other person, if any, who controls such underwriter within the meaning of the Securities Act, under the indemnity agreement in this Section 6 (a) with respect to any preliminary prospectus as amended or supplemented as the case may be, to the extent that any such loss, claim, damage or liability of such underwriter or controlling person results from the fact that such underwriter sold Registrable Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus (including any documents incorporated by reference therein), whichever is most recent, if the Company has previously furnished copies thereof to such underwriter and such final prospectus, as then amended or supplemented, has corrected any such misstatement or omission. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any such director, officer, employee, agent, general partner, limited partner, manager, managing director, underwriter or controlling person and shall survive the transfer of such securities by ouch Holder.

       (b) Indemnification by the Holders. The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with Sections 2 and 3 hereof, that the Company shall have received an undertaking reasonably satisfactory to it from the Holders of such Registrable Securities or any underwriter, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this
Section 6) the Company and its controlling persons and all other prospective sellers and their respective controlling persons with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Holder or underwriter specifically stating that it is for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing.

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Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the Holders or any of their respective directors, officers and controlling persons and shall survive the transfer of such securities by such Holder; provided, however, that no such Holder shall be liable under this Section 6 for any amounts exceeding the product of the purchase price per Registrable Security and the number of Registrable Securities being sold pursuant to such registration statement or prospectus by such Holder.

      (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this
Section 6, except to the extent that the indemnifying party is actually materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgement a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnified party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defense thereof. No indemnifying party will consent to entry of any judgment or enter into any settlement without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld) unless such settlement requires no more than a monetary payment for which the indemnifying party agrees to indemnify the indemnified party and includes a full, unconditional and complete release of the indemnified party from all liability in respect to such claim or litigation. The indemnified party shall be entitled to take control of the defense of any claim as to which, in the reasonable judgment of the indemnifying party's counsel, representation of both the indemnifying party and the indemnified party would be inappropriate under the applicable standards of
 .professional conduct due to actual or potential differing interests between them. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

       7.     CONTRIBUTION.

       In order to provide for just and equitable contribution in circumstances under which the indemnity contemplated by Section 6 is for any reason not available or insufficient for any reason to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, the parties required to indemnify by the terms thereof shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company, any Holder of Registrable Securities and one or more of the underwriters. In determining the amounts which the respective parties shall contribute, there shall be considered the relative benefits received by each party from the offering of the Registrable Securities by taking into account the portion of the proceeds of the offering realized by each, and the relative fault of each party by taking into account the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission and any other equitable consideration appropriate under the circumstances. The Company and each Holder selling securities agree with each other that no seller of Registrable Securities shall be required to contribute any amount in excess of the amount such Holder would have been required to pay to an indemnified party if the indemnity under Section 6 were available. The Company and each such Holder agree with each other and the underwriters of the Registrable Securities, if requested by such underwriters, that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the underwriters were treated as one entity for such purpose) or for the underwriter's portion of such contribution to exceed the percentage that the underwriters discount bears to the initial public offering price of the Registrable Securities. For purposes of this Section 7 each Person, if any, who controls an underwriter within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such underwriter, and each director and each officer of the Company who signed the registration statement, and each person, if any, who controls the Company or a seller of Registrable Securities within the meaning of
Section 15 of the Securities Act shall have the same rights to contribution as the Company or a seller of Registrable Securities as the case may be.

       8.     MISCELLANEOUS.

       (a) The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders of Registrable securities in this Agreement. Except as provided herein and in the Existing Stockholders Registration Rights Agreement, the Company has not entered into any agreement granting any registration rights with respect to any of its equity securities to any person.

       (b) The Company acknowledges and agrees that in the event of any breach of this Agreement by it, the Holders would be irreparably harmed and could not be made whole by monetary damages. The Company accordingly agrees to waive the defense in any action for specific performance that a remedy at law would be adequate and that the Holders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specified performance of this Agreement in any action instituted in the United States District

Court for the Southern District of New York, or, in the event said
Court would not have jurisdiction for such action, in any court of the United States or any state thereof having subject matter jurisdiction for such action. The Company consents to personal jurisdiction in any such action brought in the United States District Court for the District of Delaware or any such other court and to service of process upon it or him in the manner set forth in section 8(d) hereof.

       (c) This Agreement, together with the Purchase Agreement, the Warrant Agreement, the Warrants, and the Investor Agreement constitute the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, and there are no restrictions, promises, representations, warranties, covenants, or undertakings with respect to the subject matter hereof, other than those expressly set forth or referred to herein or therein. This Agreement, the Purchase Agreement, the Warrant Agreement, the Investor Agreement and the Warrants referred to herein supersede all prior agreements and understandings between the parties hereto with respect to the subject matter hereof.

       (d) Any notice, request, instruction or other document to be given hereunder by any party hereto to another party hereto shall be in writing, shall be delivered personally or sent by registered mail, postage prepaid, return receipt requested, to the address of the party set forth in Appendix I hereto or, in the case of a Permitted Transferee, to the address set forth in the written agreement executed pursuant to Section 8(g) hereof, or to such other address as the party to whom notice is to be given may provide in a written notice to the Company, a copy of which written notice shall be on file with the Secretary. No notice shall be effective except upon actual delivery.

       (e) The laws of the State of New York shall govern the interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be applied under applicable principles of conflicts of laws.

       (f) The invalidity or unenforceability of any provisions of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

       (g) Notwithstanding anything to the contrary contained in this Agreement, no shares of Registrable Securities or any securities of the Company convertible into, or exercisable or exchangeable for, Registrable Securities, may be sold, transferred or otherwise disposed of to any Permitted Transferee, unless such Permitted Transferee, prior to such sale, transfer or other disposition, agrees in writing to be bound by the terms of this Agreement to the same extent and in the same manner as the transferor of such shares or securities, a copy of which agreement (which shall be in substantially the form attached as Exhibit B to the Investor Agreement) shall be on file with the Secretary of the Company.

       (h) Nothing contained in this Agreement shall be deemed to be a waiver of, or release from, any obligations any party hereto may have under, or any restrictions on the transfer of Registrable Securities or other securities of the Company imposed by, any other agreement including, but not limited to, the Purchase Agreement, the Warrant Agreement, the Warrants and the Investor Agreement.

       (i) Each of the Holders agrees that substantially the following legend shall be placed on the certificates representing any shares of Registrable Securities acquired by it:

              "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RESTRICTIONS CONTAINED IN AN INVESTOR AGREEMENT DATED AS OF OCTOBER 26, 1999 AMONG THE COMPANY AND THE STOCKHOLDERS AND PURCHASERS NAMED THEREIN. IN ADDITION, THESE SHARES ARE SUBJECT TO CERTAIN PROVISIONS OF A STOCKHOLDERS AGREEMENT DATED AUGUST 12, 1996 AMONG CERTAIN STOCKHOLDERS OF THE COMPANY WHICH PROVISIONS ARE REFERENCED IN SUCH INVESTOR AGREEEMENT. COPIES OF THE INVESTOR AGREEMENT AND SUCH STOCKHOLDERS AGREEMENT ARE ON FILE AT THE OFFICE OF THE SECRETARY OF THE COMPANY."

       (j) The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, successors and assigns. Nothing expressed or mentioned in this Agreement is intended to, or shall be construed to, give any person or entity, other than (i) the parties hereto (ii) their respective successors and permitted assigns or (iii) the persons and entities indemnified pursuant to Sections 6(a) and 6(b) (and then only to the extent of such indemnification), any legal or equitable right, remedy or claim under or in respect to this Agreement or any provision contained herein. Notwithstanding the foregoing, neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company or any Holder without the prior written consent of the Company and such Holder; provided, however, that a Holder may assign his rights, remedies, obligations and liabilities hereunder concurrently with a transfer of his shares of Registrable Securities to a Permitted Transferee in accordance with Section 8(g) hereof without obtaining the prior written consent of the Company or the Holders specified in this Section 8(j)

       (k) A default by any party to the Agreement in such party's compliance with any of the conditions or covenants hereof or performance of any of the obligations of such party hereunder shall not constitute a default by any other party.

       (l) This Agreement may not be amended, modified or supplemented and no waivers of or consents to departures from the provisions hereof may be given unless consented to in writing by the Company and each of the Holders affected thereby.

       (m) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same Agreement.

       (n) In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys, fees in addition to any other available remedy.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                            ANKER COAL GROUP, INC.


                            By: /s/ P. Bruce Sparks
                                -------------------------------------
                            Name:   P. Bruce Sparks
                            Title:  President


                            ROTHSCHILD RECOVERY FUND L.P.
                            By Rothschild Recovery Associates, L.L.C.,
                               General Partner


                            By: /s/ Wilbur Ross, Jr.
                                -------------------------------------
                            Name:    Wilbur Ross, Jr.
                            Title:   Managing Member




                            AIG SPECIAL SITUATIONS HOLDING FUND LTD.


                            By: /s/ Andrew W. Gitlin
                                -------------------------------------
                            Name:  Andrew W. Gitlin
                            Title: Director


                                        Intrepid Management Company LLC
                                        as Investment Manager


                                        By:  /s/ Victor Consol
                                            ----------------------------
                                        Name:  Victor Consoli
                                        Title: Portfolio Manager


                            Pilgrim High Yield Fund


                            By: /s/ Kevin Mathews
                                -------------------------------------
                            Name:  Kevin Mathews
                            Title:  Sr Vice President/Portfolio Manager

                            PILGRIM INVESTMENTS INC.


                            By: /s/ Kevin Mathews
                                -------------------------------------
                            Name:   Kevin Mathews
                            Title:  Sr Vice President/Portfolio Manager


                            PROSPECT STREET HIGH INCOME
                            PORTFOLIO


                            By: /s/ John Frabotta
                                -------------------------------------
                            Name:  John Frabotta
                            Title: Portfolio Manager


                            Putnam Investment Management Inc., Putnam Fiduciary Trust Company, and The Putnam Advisory Company, Inc. on behalf of their clients listed on Attachment A


                            By: /s/ John R. Verani
                                -------------------------------------
                            Name:  John R. Verani
                            Title:   Senior Vice President


                            PRUDENTIAL HIGH YIELD TOTAL RETURN
                            FUND
                            PRUDENTIAL HIGH YIELD FUND, INC.
                            PRUDENTIAL DISTRESSED SECURITIES
                            FUND, INC.

                            By: The Prudential Investment Corporation, as
                                Investment Advisor


                            By: /s/ Peter Allegrini
                                -------------------------------------
                            Name:  Peter Allegrini
                            Title:  Second Vice President

                            THE PRUDENTIAL SERIES FUND, INC., HIGH
                            YIELD BOND PORTFOLIO

                            By: The Prudential Insurance Company of America,
                                as Investment Advisor


                            By: /s/ Peter Allegrini
                                -------------------------------------
                            Name:  Peter Allegrini
                            Title:  Second Vice President


                            DREYFUS HIGH YIELD STRATEGIES FUND

                            By: The Dreyfus Corporation, as Investment
                                Manager


                            By: /s/ Stephanie Pierce
                                -------------------------------------
                            Name:       Stephanie Pierce
                            Title:      Vice President

                                   SCHEDULE I

                               LIST OF PURCHASERS

Name of Purchaser

Rothschild Recovery Fund, L.P.

AIG Special Situations Holding Fund Ltd.

Pilgrim High Yield Fund
ML CLO XV Pilgrim America
ML CBO XX Pilgrim America

Prospect Street High Income Portfolio Inc.

The George Putnam Fund of Boston
Putnam Income Fund
Putnam Equity Income Fund
Putnam Balanced Retirement Fund
Putnam High Yield Advantage Fund
Putnam High Income Convertible and Bond Fund
Putnam Variable Trust - Putnam VT High Yield Fund
Putnam Variable Trust - Putnam VT Global Asset Allocation Fund
Putnam Master Income Trust
Putnam Premier Income Trust
Putnam Master Intermediate Income Trust
Putnam Diversified Income Trust
Putnam Convertible Opportunities and Income Trust
Putnam Asset Allocation Funds - Growth Portfolio
Putnam Asset Allocation Funds - Balanced Portfolio
Putnam Asset Allocation Funds - Conservative Portfolio
Putnam Funds Trust - Putnam High Yield Trust II
Travelers Series Fund Inc. - Putnam Diversified Income Portfolio
Lincoln National Global Asset Allocation Fund, Inc.
Putnam Variable Trust - Putnam VT Diversified Income Fund
Putnam High Yield Managed Trust
Putnam High Yield Fixed Income Fund, LLC
Abbott Laboratories Annuity Retirement Plan
Strategic Global Fund - High Yield Fixed Income (Putnam) Fund
Southern Farm Bureau Annuity Insurance Company

Prudential High Yield Total Return Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential Distressed Securities Fund, Inc.
The Prudential Series Fund, Inc. High Yield Bond Portfolio

Dreyfus High Yield Strategies Fund